ETF OPPORTUNITIES TRUST

Hedgeye Capital Allocation ETF (ARCA: HECA)
(the "Fund")

Supplement dated August 11, 2026
to the Prospectus and
Statement of Additional Information (“SAI”) dated February 28, 2026

Effective immediately, the section titled “Fees and Expenses of the Fund” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following information:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.70%
Distribution (12b-1) and Service Fees	0.00%
Acquired Fund Fees and Expenses	0.11%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.81%
(1)Under the Investment Advisory Agreement, Hedgeye Asset Management, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
Hedgeye Capital Allocation ETF	$83	$259	$450	$1,003

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This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-711-8292.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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